EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Rice Energy Operating LLC (the “Company”), on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel J. Rice IV, Director and Chief Executive Officer of Rice Energy Inc., the sole manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer
Rice Energy Inc., as sole manager of Rice Energy Operating LLC
(Principal Executive Officer)
Date: March 31, 2017